Exhibit 99.2

UNITED STATES DISTRICT COURT
DISTRICT OF MASSACHUSETTS

DIANE NACHBAUR, Derivatively on Behalf of Nominal Defendant BOSTON SCIENTIFIC CORPORATION,

    Plaintiff,
v.

MICHAEL F. MAHONEY, NELDA J. CONNORS, CHARLES J. DOCKENDORFF, YOSHIAKI FUJIMORI, DONNA A. JAMES, EDWARD J. LUDWIG, DAVID ROUX, JOHN E. SUNUNU, ELLEN M. ZANE JOSEPH M. FITZGERALD, AND DANIEL J. BRENNAN, SHAWN MCCARTHY, IAN MEREDITH, KEVIN BALLINGER, and SUSAN VISSERS LISA,

    Defendants,

BOSTON SCIENTIFIC CORPORATION,

    Nominal Defendant.
Case No. 1:23-cv-10750-FDS NOTICE OF PROPOSED DERIVATIVE SETTLEMENT

TO:     ALL RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF BOSTON SCIENTIFIC CORPORATION (“BOSTON SCIENTIFIC” OR THE “COMPANY”) AS OF JANUARY 8, 2025 (THE “RECORD DATE”)

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF THE ABOVE-CAPTIONED DERIVATIVE ACTION (THE “ACTION”) AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS. YOUR RIGHTS MAY BE AFFECTED BY THESE LEGAL PROCEEDINGS. IF THE COURT APPROVES THE SETTLEMENT, YOU WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

IF YOU HOLD BOSTON SCIENTIFIC COMMON STOCK FOR THE BENEFIT OF ANOTHER, PLEASE PROMPTLY TRANSMIT THIS DOCUMENT TO SUCH BENEFICIAL OWNER.

Notice is hereby provided to you of the proposed settlement (the “Settlement”) of this stockholder derivative litigation. This Notice is provided by Order of the United States District Court for the District of Massachusetts (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the litigation or merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The terms of the proposed Settlement are set forth in a written Stipulation and Agreement of Settlement dated September 6, 2024 (the “Stipulation”).1 A link to the Form 8-K filed with the Securities and Exchange Commission (the “SEC”) containing the text of the Stipulation may be found on Boston Scientific’s website at the Investor Relations page at https://investors.bostonscientific.com/.
I.WHY THE COMPANY HAS ISSUED THIS NOTICE
1 Capitalized terms not otherwise defined shall have the same meanings as set forth in the Stipulation.

Your rights may be affected by the settlement of the action styled Nachbaur v. Mahoney, et al., Case No. 1:23-cv-10750-FDS (D. Mass.) (the “Action”). Plaintiff Diane Nachbaur (“Nachbaur” or “Plaintiff”) on behalf of herself and derivatively on behalf of Boston Scientific; plaintiff Frank Tripson (“Tripson”), plaintiff in the stockholder derivative action Tripson v. Mahoney, et al., C.A. No. 2023-1048-MTZ (Del. Ch.) (the “Delaware Action”), pending in the Delaware Court of Chancery; Excavators Union Local 731 Pension Fund (“Local 731,” and together with Nachbaur and Trispon “Stockholders”), a Company stockholder who made a books and records demand on Boston Scientific pursuant to 8 Del. C. § 220; individual defendants Michael F. Mahoney, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, David Roux, John E. Sununu, Ellen M. Zane Joseph M. Fitzgerald, And Daniel J. Brennan, Shawn Mccarthy, Ian Meredith, Kevin Ballinger, and Susan Vissers Lisa (the “Settling Defendants”); and Nominal Defendant Boston Scientific (together with Stockholders and the Settling Defendants, the “Settling Parties”) have agreed upon terms to settle the above-referenced litigation and have signed the Stipulation setting forth those settlement terms.
On March 25, 2025, at 2:00 p.m., the Court will hold a hearing (the “Settlement Hearing”) in the Action. The purpose of the Settlement Hearing is to determine: (i) whether the Settlement and Stockholders’ Counsel’s Fee and Expense Application is fair, reasonable, and adequate and should be finally approved; (ii) whether a final judgment should be entered and the Action dismissed with prejudice pursuant to the Stipulation; and (iii) such other matters as may be necessary and proper under the circumstances.
II.The Securities Class Action

On December 16, 2020, a putative securities class action, In re Bos. Sci. Secs. Litig., Master File No. 1:20-cv-12225-ADB (D. Mass.) (the “Securities Class Action”), was filed alleging that from April 24, 2019 through November 16, 2020, defendants in that action made or permitted the dissemination of materially false and misleading statements which artificially inflated the price of Boston Scientific common stock. On June 4, 2021, an Amended Consolidated Complaint was filed by the lead plaintiff and, on December 20, 2022, the Court granted in part and denied in part defendants’ motion to dismiss.
On October 23, 2023, the Company and the lead plaintiff in the Securities Class Action executed a term sheet to memorialize their agreement-in-principle to settle the Securities Class Action. On December 15, 2023, the lead plaintiff in the Securities Class Action filed an Unopposed Motion for Preliminary Approval of Settlement, which, inter alia, sought preliminary approval of a settlement of the Securities Class Action. Master File No. 1:20-cv-12225-ADB, ECF No. 152.
On December 27, 2023, the court granted the unopposed motion for preliminary approval of the settlement in the Securities Class Action and scheduled a final settlement hearing for April 23, 2024. Master File No. 1:20-cv-12225-ADB, ECF No. 155. The settlement of the Securities Class Action was recently approved by the Court. Id. at ECF Nos. 165-167.
III.BOSTON SCIENTIFIC DERIVATIVE LITIGATION
A.The Books and Records Demands and Derivative Actions
By letters dated July 22 and 28, 2021, counsel for Local 731 and Nachbaur, respectively, made separate demands on the Company’s board of directors (the “Board”) for the inspection of non-public corporate books and records pursuant to 8 Del. C. §220 (the “Local 731/Nachbaur Demand”). Following discussion between counsel for Local 731, Nachbaur, and the Company, the parties entered into a confidentiality agreement regarding the production of documents. The Company initially produced approximately 2,700 pages of non-public corporate books and records to Local 731 and Nachbaur. Following the exchange of additional correspondence and discussions amongst the parties, Boston Scientific produced additional documents, ultimately producing approximately 3,800 pages of internal records to Local 731 and Nachbaur.
By letter dated February 13, 2023, counsel for Tripson made demand on the Board for the inspection of non-public corporate books and records pursuant to 8 Del. C. §220 (“Tripson Demand”).
On April 7, 2023, Nachbaur commenced the Action in this Court on behalf of Boston Scientific against Settling Defendants Michael F. Mahoney, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, David Roux, John E. Sununu, Ellen M. Zane, Joseph M. Fitzgerald, Daniel J. Brennan, Shawn McCarthy, Ian Meredith, Kevin Ballinger, and Susan Vissers Lisa. Nachbaur’s complaint asserted claims for violations of the Securities Exchange Act of 1934 (“Exchange Act”) and rules promulgated thereunder by the Securities and Exchange Commission (“SEC”), breaches of fiduciary duty, unjust enrichment, and waste of corporate assets.
On April 25, 2023, Tripson and counsel for the Company entered into a confidentiality agreement regarding the production of documents in connection with the Tripson Demand. On May 25, 2023, Boston Scientific produced 1,980 pages of documents to Tripson.
On May 2, 2023, counsel for Nachbaur, Boston Scientific, and the Settling Defendants named in the Action in this Court filed a joint stipulation and proposed order to stay the Action pending the resolution of the factually-related Securities Class Action (defined below), which was entered on May 8, 2023. Case No. 1:23-cv-10750-FDS, ECF Nos. 11, 28.

On October 18, 2023, Tripson commenced the Delaware Action on behalf of Boston Scientific against Settling Defendants Michael F. Mahoney, Daniel J. Brennan, Joseph M. Fitzgerald, Shawn McCarthy, Kevin Ballinger, Ian Meredith, Susan Vissers Lisa, Nelda J. Connors, Charles J. Dockendorff, Yoshiaki Fujimori, Donna A. James, Edward J. Ludwig, Stephen P. MacMillan, David Roux, John E. Sununu and Ellen M. Zane. The complaint in the Delaware Action asserted claims for breach of fiduciary duties against the Settling Defendants named in that action, breach of fiduciary duty arising out of an insider trading violation (i.e., a Brophy claim) against defendant Mahoney, and unjust enrichment against defendant Mahoney under Delaware law.
On December 15, 2023, the Delaware Court of Chancery granted the parties’ joint proposed order to stay the Delaware Action until March 31, 2024, in anticipation of a settlement in the Securities Class Action.
B.Settlement Negotiations
On December 13, 2023, Nachbar and Local 731 sent Defendants a joint written settlement demand. Over the next several months, the Settling Parties engaged in extensive arm’s-length negotiations regarding a possible resolution of the Action.
On January 12, 2024, counsel for Tripson sent a settlement demand to counsel for Defendants. Over the next several months, the Settling Parties engaged in extensive arm’s-length negotiations regarding a possible resolution of the Action.
In early 2024, the Settling Parties agreed to participate in a private mediation with Robert A. Meyer, Esq. (“Mr. Meyer” or the “Mediator”) of JAMS.2 In anticipation of the mediation, the Settling Parties prepared and exchanged detailed mediation statements, including a global settlement demand. After making progress in the settlement discussions in advance of the mediation
2 Mr. Meyer also served as the Mediator in the Securities Class Action.

, the Settling Parties engaged in full day mediation with Mr. Meyer on March 26, 2024. Ultimately, following the lengthy, arm’s-length negotiations conducted with the Mediator’s assistance, the Settling Parties reached an agreement-in-principle to settle the Action whereby the Company agreed to adopt the corporate governance reforms (the “Reforms”) set for in Paragraph 3 of the Stipulation, subject to Court approval.
Following an agreement-in-principle concerning all the material terms of the Settlement, the parties negotiated Stockholders’ request for attorneys’ fees. Ultimately, Mr. Meyer made a double-blind basis Mediator’s recommendation concerning the attorneys’ fees that should be awarded to Stockholders’ Counsel for the benefits achieved in this Settlement. The Settling Parties accepted that recommendation.
IV.TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT
The principal terms, conditions, and other matters that are part of the Settlement, which is subject to approval by the Court, are summarized below. This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court and is available at a link on Boston Scientific’s website at the Investor Relations page at https://investors.bostonscientific.com/.
Within ninety (90) days of issuance of an order finally approving the Settlement by the Court, Boston Scientific’s Board shall adopt the Reforms set forth below, which shall remain in effect for no less than three (3) years from final approval of the Settlement. Boston Scientific acknowledges that the Derivative Matters caused the adoption and implementation of the Reforms and Policies set forth below. Boston Scientific acknowledges that the Reforms set forth below confer substantial benefits upon Boston Scientific and its stockholders. Boston Scientific acknowledges that adoption of the Reforms set forth below is in the best interest of Boston Scientific and its stockholders.

A.The Reforms
Amendments to the Audit Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Audit Committee Charter as set forth in Exhibit A-1 to the Stipulation.
Amendments to the Risk Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Risk Committee Charter as set forth in Exhibit A-2 to the Stipulation.
Adoption of a Disclosure Committee Charter: Boston Scientific Corporation shall adopt a charter for the management-level Disclosure Committee which shall include the provisions listed in the document attached as Exhibit A-3 to the Stipulation.
Amendment to Insider Trading Policy: Boston Scientific shall amend and adopt changes to the Boston Scientific Stock Trading Policy as set forth in Exhibit A-4 to the Stipulation.
Amendment to Nominating and Governance Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Nominating and Governance Committee Charter as set forth in Exhibit A-5 to the Stipulation.
Amendment to Compensation Committee Charter: Boston Scientific shall amend and adopt changes to the Boston Scientific Corporation’s Compensation Committee Charter as set forth in Exhibit A-6 to the Stipulation.

Amendment to Corporate Governance Guidelines: Boston Scientific Corporation’s Corporate Governance Guidelines shall be amended as reflected in Exhibit A-7 to the Stipulation.
V.STOCKHOLDERS’ COUNSEL’S APPLICATION FOR ATTORNEYS’ FEES AND EXPENSES

After the substantive terms of the proposed settlement were reached, counsel for the parties engaged in negotiations, with the assistance of the mediator, regarding the attorneys’ fees and expenses to be paid to the Stockholders’ Counsel in consideration of the benefits achieved for Boston Scientific in the Settlement. Boston Scientific has agreed to pay or cause the payment of $800,000 in attorneys’ fees and expenses to the Stockholders’ Counsel (the “Fee and Expense Amount”), subject to approval by the Court.
Stockholders’ Counsel has informed Boston Scientific and Defendants that they intend to apply to the Court for a service award to Stockholders for the time and expenses they expended in the prosecution of the Derivative Matters of up to twenty five hundred dollars ($2,500.00) each to be payable from the fees and expenses that may be awarded to Stockholders’ Counsel by the Court (the “Service Award Application”). Defendants and Boston Scientific take no position on the Service Award Application.
VI.REASONS FOR THE SETTLEMENT
The Settling Parties have determined that it is desirable and beneficial that the Derivative Matters, and all of their disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation, and Stockholders’ Counsel believe that the Settlement is in the best interests of the Settling Parties, Boston Scientific, and its stockholders.
A.Why Did the Settling Defendants Agree to Settle?

The Settling Defendants have denied and continue to deny each of the claims and contentions alleged by the Stockholders in the Derivative Matters. The Settling Defendants expressly have denied and continue to deny all allegations of wrongdoing or liability against them or any of them arising out of, based upon, or related to, any of the conduct, statements, acts or omissions alleged, or that could have been alleged in the Derivative Matters. Without limiting the foregoing, the Settling Defendants have denied and continue to deny, among other things, that they violated the federal securities laws, breached their fiduciary duties or any other duty owed to Boston Scientific or its stockholders, or that the Stockholders, Boston Scientific, or its stockholders suffered any damage or were harmed as a result of any conduct alleged in the Derivative Matters or otherwise. The Settling Defendants have further asserted and continue to assert that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Boston Scientific and its stockholders.
Nonetheless, the Settling Defendants also have taken into account the expense, uncertainty, and risks inherent in any litigation, especially in complex cases like the Action, other stockholder derivative action(s), or other actions based on the Books and Records Demands, and that the proposed Settlement would, among other things: (a) bring to an end the expenses, burdens, and uncertainties associated with the continued litigation of the claims asserted in the Derivative Matters; (b) finally put to rest those claims and the underlying Derivative Matters; and (c) confer benefits upon them, including further avoidance of disruption of their duties due to the pendency and defense of the Derivative Matters. Therefore, the Settling Defendants have determined that it is desirable and beneficial that the Derivative Matters, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. Pursuant to the terms of the Settlement, the Stipulation

(including all of the Exhibits hereto) shall in no event be construed as or deemed to be evidence of an admission or concession by the Settling Defendants with respect to any claim of fault, liability, wrongdoing, or damage whatsoever.
B.Why Did Stockholders Agree to Settle?
Stockholders and Stockholders’ Counsel believe that the claims asserted in the Derivative Matters have merit. However, Stockholders and Stockholders’ Counsel recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Derivative Matters against the Settling Defendants through trial(s) and potential appeal(s). Stockholders and Stockholders’ Counsel also have considered the uncertain outcome and the risk of any litigation, especially in complex actions such as the Derivative Matters, as well as the difficulties and delays inherent in such litigation. Stockholders and Stockholders’ Counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Derivative Matters. Based on their evaluation, Stockholders and Stockholders’ Counsel have determined that the Settlement set forth in this Stipulation is in the best interests of Boston Scientific and its stockholders.
VII.SETTLEMENT HEARING
On March 25, 2025, at 2:00 p.m., the Court will hold the Settlement Hearing at the United States District Court for the District of Massachusetts, John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Boston, Massachusetts 02210, Courtroom 10, 5th floor. At the Settlement Hearing, the Court will consider whether the terms of the Settlement are fair, reasonable, and adequate and thus should be finally approved, whether the Fee and Expense Application should be approved, and whether the Action should be dismissed with prejudice pursuant to the Stipulation.

Pending the Effective Date, none of the Settling Parties shall: (i) prosecute or pursue the Action, Delaware Action, or the Books and Records Demands, or (ii) file, prosecute, or pursue any other actions, proceedings, or demands relating to the Derivative Matters or the Settlement.
VIII.RIGHT TO ATTEND SETTLEMENT HEARING
Any current Boston Scientific stockholder may, but is not required to, appear in person at the Settlement Hearing. If you want to be heard at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time before going to the Court. Current Boston Scientific stockholders who have no objection to the Settlement do not need to appear at the Settlement Hearing or take any other action.
IX.RIGHT TO OBJECT TO THE PROPOSED DERIVATIVE SETTLEMENT AND PROCEDURES FOR DOING SO

Any current Boston Scientific stockholder may appear and show cause, if he, she, or it has any reason why the Settlement of the Actions should not be approved as fair, reasonable, and adequate, or why a judgment should not be entered thereon, or why requested attorneys’ fees and expenses should not be approved. You must object in writing, and you may request to be heard at the Settlement Hearing. If you choose to object, then you must follow these procedures.
A.You Must Make Detailed Objections in Writing
Any objections must be presented in writing and must contain the following information:
1.    Your name, legal address, and telephone number;
2.    The case name and number (Nachbaur v. Mahoney, et al., Case No. 1:23-cv-10750-FDS (D. Mass.));

3.    Proof of being a Boston Scientific stockholder as of the Record Date, January 8, 2025;
4.    The date(s) you acquired your Boston Scientific shares;
5.    A statement of each objection being made;
6.    Notice of whether you intend to appear at the Settlement Hearing. You are not required to appear; and
7.    Copies of any papers you intend to submit, along with the names of any witness(es) you intend to call to testify at the Settlement Hearing and the subject(s) of their testimony.
The Court may not consider any objection that does not substantially comply with these requirements.
B.You Must Timely Deliver Written Objections to the Court
Unless otherwise ordered by the Court, no current Boston Scientific stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the District Court Approval Order and the Judgment to be entered thereon approving the same, unless that person has, at least twenty-one (21) calendar days before the Settlement Hearing, filed with the Clerk of the Court appropriate proof of Boston Scientific stock ownership, along with written objections, including the basis therefore, and all other information detailed herein. All written objections and supporting papers must be submitted to the Court either by mailing them to:
Clerk of the Court
United States District Court
District Of Massachusetts
John Joseph Moakley U.S. Courthouse
1 Courthouse Way
Boston, Massachusetts 02210

OR by filing them in person at any location of the United States District Court for the District of Massachusetts. An attorney hired by a stockholder for the purpose of objecting to the Settlement must file a notice of appearance with the Clerk of the Court no later than twenty-one (21) calendar days before the Settlement Hearing.
YOUR WRITTEN OBJECTIONS MUST BE POSTMARKED OR ON FILE WITH THE CLERK FOR THE COURT NO LATER THAN MARCH 4, 2025.
Unless the Court orders otherwise, your objection will not be considered unless it is timely filed with the Court.
Your written objection must also be mailed to:
Plaintiff’s Counsel:
RIGRODSKY LAW, P.A.
Timothy J. MacFall
825 East Gate Boulevard, Suite 300
Garden City, NY 11530
(516) 683-3516
tjm@rl-legal.com

Defendants’ Counsel:
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
James R. Carroll (BBO #554426)
Alisha Q. Nanda (BBO #657266)
500 Boylston Street
Boston, Massachusetts 02116
(617) 573-4800
james.carroll@skadden.com
alisha.nanda@skadden.com

Any Person or entity who fails to object or otherwise request to be heard in the manner prescribed above will be deemed to have waived the right to object to any aspect of the Settlement as incorporated in the Stipulation or otherwise request to be heard (including the right to appeal) and will be forever barred from raising such objection or request to be heard in this or any other action or proceeding, and, unless otherwise ordered by the Court, shall be bound by the Judgment to be entered and the releases to be given.
X.HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Derivative Matters or the Settlement contained in the Stipulation.
You may inspect the Stipulation and other papers in the Action at the United States District Clerk’s office at any time during regular business hours of each business day. The Clerk’s office is located at the United States District Court for the District of Massachusetts, John Joseph Moakley U.S. Courthouse, 1 Courthouse Way, Boston, Massachusetts 02210. However, you must appear in person to inspect these documents. The Clerk’s office will not mail copies to you. You may also view and download the Stipulation at https://investors.bostonscientific.com/.
If you have any questions about matters in this Notice, you may contact:

RIGRODSKY LAW, P.A.
Timothy J. MacFall
825 East Gate Boulevard, Suite 300
Garden City, NY 11530
(516) 683-3516
tjm@rl-legal.com

PLEASE DO NOT CALL, WRITE, OR OTHERWISE DIRECT QUESTIONS TO EITHER THE COURT OR THE CLERK’S OFFICE.

IT IS SO ORDERED.
DATED: January 8, 2025    BY ORDER OF THE COURT UNITED STATES DISTRICT COURT DISTRICT OF MASSACHUSETTS